EXHIBIT 10.10
Draft 120596

                  EMPLOYMENT AGREEMENT, dated as of                , by and
between Niche Pharmaceuticals, Inc., a Delaware corporation (the
"Company"), and Stephen F. Brandon, (the "Employee").

                                    RECITALS

                  WHEREAS, the Company and the Employee desire to enter into an employment agreement which will set forth the terms and conditions upon which the Employee shall be employed by the Company and upon which the Company shall compensate the Employee;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto have agreed, and do hereby agree, as follows:

         1.  EMPLOYMENT; TERM

             The Company will employ the Employee in its business, and the Employee will work for the Company therein, as its Chief Executive Officer, President, Treasurer and Chairman of the Board for a term commencing as of and terminating on ____________________________________________ (the "Employment
Period"). Such employment may be terminated by the Company at any time for "cause". As used in this Agreement, "cause" shall include, but not necessarily be limited to, the Employee's commission of any act in the performance of his duties constituting common law fraud, a felony or other gross malfeasance of duty, any misrepresentation or breach of any covenant on the Employee's part herein set forth, or the Employee's engagement in misconduct which is materially injurious to the Company or its subsidiaries.

         2.  DUTIES

             During the Employment Period, the Employee shall serve as the Company's Chief Executive Officer, President, Treasurer and Chairman of the
Board. As Chief Executive Officer, President, Treasurer and Chairman of the Board of the Company, he shall implement executive policy, perform duties of an executive character consisting of administrative and managerial responsibilities on behalf of the Company, he shall preside at all meetings of the Board of Directors, and he shall have such further duties of an executive character as shall, from time to time, be delegated or assigned to him by the Board of Directors of the Company consistent with the Employee's position.

         3.  DEVOTION OF TIME

             During the Employment Period, the Employee shall expend all of his working time for the Company; shall devote his best efforts, energy and skill to the services of the Company and the promotion of its interests; and shall not take part in activities detrimental to the best interests of the Company.

         4.  COMPENSATION

             4.1 For all services to be rendered by the Employee during the Employment Period and in consideration of the Employee's representations and covenants set forth in this Agreement, the Employee shall be entitled to the compensation set forth in Paragraph 4.2.

             4.2 The Employee shall be entitled to receive from the Company during the Employment Period minimum compensation at the rate of One Hundred and Twenty Thousand Dollars ($120,000) per annum. The Employee shall be entitled to such additional increments as shall be determined from time to time by the Board of Directors of the Company. All amounts due hereunder shall be payable in accordance with the Company's standard payroll practices.

         5.  REIMBURSEMENT OF EXPENSES

             The Company shall pay directly, or reimburse the Employee for, all reasonable and necessary expenses and disbursements incurred by the Employee for and on behalf of the Company in the performance of his duties during the Employment Period, including, without limitation, all reasonable expenses incurred by the Employee for food, lodging and transportation, if he is required to perform any of his duties away from his primary place of residence. For such purposes, the Employee shall submit to the Company, not less than once in each calendar month, reports of such expenses and other disbursements in form normally used by the Company. Additionally, the Company shall pay directly, or reimburse the

Employee for, his monthly membership dues and charges for and at the Club at Trophy Club, Trophy Club, Texas, which shall not exceed $15,000 on an annual basis.

         6.  DISABILITY

             6.1 If, during the Employment Period, the Employee shall, in the opinion of a majority of the members of the Board of Directors of the Company (excluding the Employee), as confirmed by competent medical evidence, become physically or mentally incapacitated to perform his duties for the Company hereunder ("Disabled") for a continuous period, then for the first three
(3) months of such period he shall receive his full salary, and for the next three (3) months he shall receive fifty percent (50%) of his salary. In no event shall the Employee be entitled to receive any payments under this Paragraph 6.1 beyond the expiration or termination date of this Agreement. Effective with the date of his resumption of full employment, the Employee shall be re-entitled to receive his full salary. If such illness or other incapacity shall endure for a continuous period of at least six (6) months or for at least one hundred fifty
(150) business days during any nine (9) month period, the Company shall have the right, by written notice, to terminate the Employee's employment hereunder as of a date (not less than five (5) days after the date of the sending of such notice) to be specified in such notice. The Employee agrees to submit himself for appropriate medical examination to a physician of the Company's designation as necessary for purposes of this Paragraph 6.1.

             6.2 The obligations of the Company under this Paragraph 6 may be satisfied, in whole or in part, by payments to the Employee under disability insurance provided by the Company.

         7.  RESTRICTIVE COVENANT

             7.1 The services of the Employee are unique and extraordinary and essential to the business of the Company, especially since the Employee shall have access to the Company's customer lists, trade secrets and other privileged and confidential information essential to the Company's business. Therefore, the Employee agrees that, if the term of his employment hereunder shall expire or his employment shall at any time terminate for any reason whatsoever, with or without cause, the Employee will not at any time within one
(1) year after such expiration or termination (the

"Restrictive Covenant Period"), without the prior written approval of the Company, directly or indirectly, anywhere in the United States of America, whether individually or as a principal, officer, employee, partner, director, agent of or consultant for any entity, (i) engage or participate in a business which, as of such expiration or termination date, is similar to or competitive with, directly or indirectly, that of the Company and shall not make any investments in any such similar or competitive entity; (ii) cause or seek to persuade any director, officer, employee, customer, subscriber, account, agent or supplier of the Company to discontinue the status, employment or relationship of such person or entity with the Company, or to become employed in any activity similar to or competitive with the activities of the Company; (iii) cause or seek to persuade any prospective customer, subscriber or account of the Company (which at the date of cessation of the Employee's employment with the Company was then actively being solicited by the Company) to determine not to enter into a business relationship with Company; (iv) hire or retain any director, officer or employee of the Company; or (v) solicit or cause or authorize to be solicited, for or on behalf of him or any third party, any business which is competitive, directly or indirectly, with the Company from (a) others who are, or were within one (l) year prior to the cessation of his employment with the Company, customers, subscribers or accounts of the Company, or (b) any prospective customer, subscriber or account of the Company which at the date of such cessation was then actively being solicited by the Company. The foregoing restrictions set forth in this Paragraph 7.1 shall apply likewise during the Employment Period.

             7.2 (a) The Employee agrees to promptly disclose in writing to the Board of Directors of the Company all ideas, processes, methods, devices, business concepts, inventions, improvements, discoveries, know-how and other creative achievements (hereinafter referred to collectively as "discoveries"), whether or not the same or any part thereof is capable of being patented, trademarked, copyrighted, or otherwise protected, which the Employee, while employed by the Company, conceives, makes, develops, acquires or reduces to practice, whether acting alone or with others and whether during or after usual working hours, and which are related to the Company's business or interests, or are used or usable by the Company, or arise out of or in connection with the duties performed by the Employee. The Employee hereby transfers and assigns to the Company all right, title and interest in and to such discoveries (whether conceived, made, developed, acquired or reduced to practice on or prior to the date hereof or hereafter), including any and all domestic and foreign copyrights and patent and trademark rights therein and any renewals thereof. On request of the Company, the Employee will, without any additional compensation, from time to time during, and after the expiration or termination of, the Employment Period, execute such further instruments (including, without limitation, applications for copyrights, letters patent, trademarks and assignments thereof) and do all such other acts and things as may be deemed necessary or desirable by the Company to protect and/or enforce its right in respect of such discoveries. All expenses of filing or prosecuting any patent, trademark or copyright application shall be borne by the Company, but the Employee shall cooperate in filing and/or prosecuting any such application.

                 (b) The Employee acknowledges and agrees that, prior to his employment by the Company, he did not conceive, make, develop, acquire or reduce to practice any discovery which is related to the Company's business or interests or is used or usable by the Company.

             7.3 (a) The Employee represents that he has been informed that it is the policy of the Company to maintain as secret all confidential information relating to the Company, including, without limitation, any and all knowledge or information with respect to secret or confidential methods, processes, plans, materials, customer lists or data, or with respect to any other confidential or secret aspect of the Company's activities, and further acknowledges that such confidential information is of great value to the Company. The Employee recognizes that, by reason of his employment with the Company, he has acquired and will acquire confidential information as aforesaid. The Employee confirms that it is reasonably necessary to protect the Company's goodwill, and, accordingly, hereby agrees that he will not, directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company), at any time during the term of this Agreement or thereafter divulge to any person, or use, or cause or authorize any person, firm or other entity to use, any such confidential information.

                 (b) The Employee agrees that he will not, at any time, remove from the Company's premises any drawings, notebooks, data or other confidential information relating to the business and procedures heretofore or hereafter acquired, developed and/or used by the Company, except where necessary in the fulfillment of his duties hereunder.

                 (c) The Employee agrees that, upon the expiration or termination of this Agreement for any reason whatsoever, he shall promptly deliver to the Company any and all drawings, notebooks, data and other documents and material, including all copies thereof, in his possession or under his control relating to any confidential information or discoveries, or which is otherwise the property of the Company.

                 (d) For purposes hereof, the term "confidential information" shall mean all information given to the Employee, directly or indirectly, by the Company and all other information relating to the Company otherwise acquired by the Employee during the course of his employment with the Company, other than information which (i) was in the public domain at the time furnished to, or acquired by, the Employee, or (ii) thereafter enters the public domain other than through disclosure, directly or indirectly, by the Employee or others in violation of an agreement of confidentiality or nondisclosure.

             7.4 For purposes of this Paragraph 7, the term "Company" shall mean and include any and all subsidiaries, parents and affiliated entities of the Company in existence from time to time.

         8.  VACATIONS

             The Employee shall be entitled to reasonable vacations during the Employment Period, the time and duration thereof to be determined by mutual agreement between the Employee and the Company.

         9.  PARTICIPATION IN EMPLOYEE BENEFIT PLANS

             The Employee and any beneficiary of the Employee shall be accorded the right to participate in and receive benefits under and in accordance with the provisions of any pension, profit sharing, insurance, bonus, deferred compensation, medical and dental insurance or reimbursement or other plan or program of the

Company either in existence as of the date hereof or hereafter adopted for the benefit of its executive employees.

         10. SERVICE AS OFFICER OF SUBSIDIARIES; SERVICE AS DIRECTOR

             During the Employment Period, the Employee shall, if elected or appointed, serve as (a) an officer of any subsidiaries of the Company in existence or hereafter created or acquired and (b) a Director of the Company and/or any such subsidiaries of the Company, in each case without any additional compensation for such services.

         11. EARLIER TERMINATION

             The  Employee's   employment   hereunder  shall  automatically
terminate upon his death and may terminate at the option of the Company upon:

             (a) the Employee's incapacity in accordance with the provisions set forth in Paragraph 6.l hereof;

             (b) one (1) day's prior written notice to the Employee in the event the Company terminates his employment hereunder for cause as set forth in Paragraph 1 hereof;

             (c) the Employee's voluntarily leaving the employ of the Company.

Upon the termination of the Employee's employment, the Employment Period shall be deemed to have ended.

         12. INJUNCTIVE RELIEF

             The Employee acknowledges and agrees that, in the event he shall violate any of the restrictions of Paragraph 3 or 7 hereof, the Company will be without an adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies which it may have at law or in equity. The Employee acknowledges and agrees that, in addition to any other state having proper jurisdiction, any such relief may be sought in, and for such purpose the Employee consents to the jurisdiction of, the courts of the State of Texas.

         13. NO RESTRICTIONS

             The Employee hereby represents that neither the execution of this Agreement nor his performance hereunder will (a) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which the Employee is a party, or by which he may be bound, or (b) violate any order, judgment, writ, injunction or decree applicable to the Employee. In the event of a breach hereof, in addition to the Company's right to terminate this Agreement, the Employee shall indemnify the Company and hold it harmless from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees) incurred or suffered in connection with or as a result of the Company's entering into this Agreement or employing the Employee hereunder.

         14. ARBITRATION

             14.1 Except with regard to Paragraph 12 hereof and any other matters that are not a proper subject of arbitration, all disputes between the parties hereto concerning the performance, breach, construction or interpretation of this Agreement or any portion thereof, or in any manner arising out of this Agreement or the performance thereof, shall be submitted to binding arbitration, in accordance with the rules of the American Arbitration Association, which arbitration shall be carried out in the manner hereinafter set forth.

             14.2 Within twenty (20) days after written notice by one party to the other of its demand for arbitration, which demand shall set forth the name and address of its arbiter, the other party shall select its arbiter and so notify the demanding party. Within twenty (20) days thereafter, the two arbiters so selected shall select the third arbiter. The decision of any two (2) arbiters shall be binding upon the parties. In default of either side naming its arbiter as aforesaid or in default of the selection of the said arbiter as aforesaid, the American Arbitration Association shall designate such arbiter upon the application of either party. The arbitration proceeding shall take place at a mutually agreeable location in Dallas, Texas or such other location as agreed to by the parties.

              14.3 A party who files a notice of demand for arbitration must assert in the demand all claims then known to that party on which arbitration is permitted to be demanded. When a party fails to include a claim through oversight, inadvertence or excusable neglect, or when a claim has matured or been acquired subsequently, the arbitrators may permit amendment. A demand for arbitration shall be made within a reasonable time after the claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim would be barred by the applicable statute of limitations.

              14.4 The award rendered by the arbitrators shall be final, binding and conclusive, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of Texas, with no right of appeal therefrom.

              14.5  Each  party   shall  pay  its  or  his  own   expenses  of
arbitration, and the expenses of the arbitrators and the arbitration proceeding shall be equally shared; provided, however, that, if, in the opinion of a majority of the arbitrators, any claim or defense was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the party raising such unreasonable claim or defense.

         15.  ASSIGNMENT

              This Agreement, as it relates to the employment of the Employee, is a personal contract and the rights and interests of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated.

         16.  NOTICES

              Any notice required or permitted to be given pursuant to this Agreement shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

                If to the Employee:

                Stephen F. Brandon
                5 Crickett Court
                Roanoke, Texas  76262

                If to the Company:

                Niche Pharmaceuticals, Inc.
                200 North Oak
                P.O. Box 449
                Roanoke, Texas  76262
                Attention:  Tom F. Reed, Executive Vice President
                Telecopier Number:  (817) 491-3533

                with a copy to:

                Certilman Balin Adler & Hyman, LLP
                90 Merrick Avenue
                East Meadow, New York ll554
                Attention:  Fred S. Skolnik, Esq.
                Telecopier Number:  (516) 296-7111

or at such other address as any party shall designate by notice to the other party given in accordance with this Paragraph 16.

         17.  GOVERNING LAW

              This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to agreements made and to be performed entirely in Texas.

         18.  WAIVER OF BREACH; PARTIAL INVALIDITY

              The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any  subsequent  breach.  If any provision,  or part thereof,  of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction or arbiters, as the case may be, are authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

         19.    ENTIRE AGREEMENT

                This Agreement constitutes the entire agreement between the parties and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the transactions contemplated by this Agreement. This Agreement may be amended only by a writing executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year above written.

                                            NICHE PHARMACEUTICALS, INC.


                                         By:__________________________________
                                            Tom F. Reed,
                                            Executive Vice President



                                            __________________________________
                                            STEPHEN F. BRANDON




K:\WPDOC\CORP\NICHE\AGREEMNT\SFBEMPLO.N96